Exhibit 32.2

CERTIFICATION PURSUANT

TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Maison Solutions Inc. (the “Company”) for the quarter ended October 31, 2023, as filed with the U.S. Securities and Exchange Commission (the “Report”), the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge and belief, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

December 15, 2023	By:	/s/ Alexandria M. Lopez
Alexandria M. Lopez
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)